                                                                    Exhibit 99.4

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                               (this "Agreement")

                          dated as of January 15, 2003

                                     between

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                  (the "Trust")

                                       and

                      MORGAN STANLEY CAPITAL SERVICES INC.
                              (the "Counterparty")

Part 1.  Termination Provisions

         (a) "Specified Entity" means in relation to the Counterparty for the purpose of:

                     Section 5(a)(v), none
                     Section 5(a)(vi), none
                     Section 5(a)(vii), none
                     Section 5(b), none

         and in relation to the Trust for the purpose of:

                     Section 5(a)(v), none
                     Section 5(a)(vi), none
                     Section 5(a)(vii), none
                     Section 5(b), none

         (b)   [Reserved.]

         (c) All references to "Potential Events of Default" in this Agreement shall be deleted.


         (d)   Events of Default.

               (i) The following Events of Default will not apply to the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                     Section 5(a)(ii), (Breach of Agreement)
                     Section 5(a)(iii), (Credit Support Default)
                     Section 5(a)(iv), (Misrepresentation)
                     Section 5(a)(v), (Default Under Specified Transaction)
                     Section 5(a)(vi), (Cross Default)
                     Section 5(a)(vii), (Bankruptcy)

               (ii) The following Events of Default will not apply to the Counterparty and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                     Section 5(a)(v), (Default Under Specified Transaction)
                     Section 5(a)(vi) (Cross Default)

               (iii) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if (x) there occurs an Indenture "Event of Default" under Sections 5.1(a), (b), (c), (d), (e) or (f) of the Indenture and
         (y) after such Indenture "Event of Default", remedies are commenced with respect to the Collateral under Section 5.4(a)(iv) of the Indenture or any other sale or liquidation of the Collateral occurs under Article V of the Indenture.

               (iv) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if any Trust Document is amended, modified or supplemented, with the consent of the holders of not less than a majority of the outstanding principal balance of the Notes and not less than a majority of the Certificate Balance, in a manner that materially and adversely affects any interest of the Counterparty without the prior written consent of the Counterparty. The procedures for amending the Trust Documents are set forth in Section 9.01 of the Trust Sale and Servicing Agreement, Article IX of the Indenture, Section 7.01 of the Pooling and Servicing Agreement, Section 13 of the Administration Agreement, Article VIII of the Trust Agreement and Section 8 of the Custodian Agreement.

         (e)   Termination Events. The "Credit Event Upon Merger" provisions of
         Section 5(b)(iv) will not apply to the Counterparty or the Trust.

         (f)   "Early Termination."

               (i) In the event that the Counterparty fails to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by the Counterparty, the Trust shall immediately notify General Motors Acceptance Corporation ("GMAC") of such failure to pay or deliver.

               (ii) Notwithstanding any other provision to the contrary in this Agreement, upon (A) the occurrence of a Designated Event (as defined in the Triparty Contingent Assignment Agreement among the Trust, the Counterparty and GMAC dated as of the date hereof (the "Triparty Agreement"), GMAC shall accede to rights and obligations equivalent to those set out herein in accordance with the terms of the Fallback Swap

         Agreement (as defined in the Triparty Agreement). If such a Designated Event has occurred, then upon (A) the effectiveness of the Fallback Swap Agreement (as defined in the Triparty Agreement) and (B) the payment by GMAC in a timely fashion of all Delinquent Payments (as defined in the Triparty Agreement), if any, (x) the Event of Default or Termination Event, if any, constituting such Designated Event shall be deemed to be cured on and as of the date of assignment and (y) no Early Termination Date may be designated as a result of such Designated Event. As of the Assignment Date (as defined in the Triparty Agreement) the Counterparty shall have no further liability hereunder (including in respect of rights, liabilities and duties accrued prior to the Assignment Date). Furthermore, any and all collateral posted by the Counterparty shall be returned to it within three Business Days of the Assignment Date and the Credit Support Document of the Counterparty's Credit Support Provider and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate as of the Assignment Date.

               (iii) Section 6(b) is hereby amended by deleting the heading to such section and replacing it with the following words:
         "Early Termination Following Termination Event."

               (iv) Section 6(b)(ii) is hereby deleted and the following shall be inserted in its place:

               "(1) If an Illegality, a Tax Event or a Tax Event Upon Merger occurs, if the Counterparty is the Affected Party it will, and if the Trust is the Affected Party it may request the Counterparty to (and the Counterparty upon notice thereof will), use its best efforts (provided that using its best efforts will not require the Counterparty to incur any loss, excluding immaterial, incidental expenses) to transfer prior to the 20th day following the occurrence of such event (the "Transfer Cut-Off Date"), all of its rights and obligations under this Agreement in respect of Affected Transactions to another of its offices or affiliates or third party so that such Termination Event ceases to exist.

               If the Counterparty is not able to make such a transfer it will give notice to the Trust to that effect prior to the Transfer Cut-Off Date.

               Any such transfer under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the Trust, which consent will not be withheld if the Trust's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed and may not be refused if it is pursuant to the Triparty Agreement.

               (2) No transfer or substitution pursuant to this Section 6(b)(ii) shall occur if (x) then the current ratings of the Class A Notes by Moody's Investors Service ("Moody's") or Standard & Poor's Rating Services ("S&P") would be reduced or adversely affected or (y) the position of the Trust would otherwise materially be prejudiced under this Agreement or any Confirmation (it being understood that it shall be the responsibility of the Trust to verify such matters prior to the occurrence of such transfer or substitution)"

               (v) Section 6(b)(iii) shall hereby be amended by replacing the words "within 30 days" with the words "by the Transfer Cut-Off Date (as defined above)."

               (vi) Section 6(b)(iv) is hereby deleted and the following shall be inserted in its place:

               "Early Termination.

               If a Termination Event has occurred and a transfer under
               Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions by the Transfer Cut-Off Date, an Early Termination Date in respect of all outstanding Swap Transactions will occur immediately."

         (g)   Payments on Early Termination.

               (i) "Market Quotation" and "Second Method" will apply for purposes of Section 6(e).

               (ii) The Trust will be obligated to pay interest to the Counterparty on any amounts due and unpaid under Section 6(e) at a rate equal to the USD Floating Rate Option under the Confirmation.

         (h)   "Termination Currency" means United States Dollars.

Part 2.  Tax Representations

         (a) Payer Tax Representations. For the purpose of Section 3(e), each of the Counterparty and the Trust makes the following representation:

               It is not required by any applicable law, as modified by the practice of any Relevant Jurisdiction, to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver

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               a form or document under Section 4(a)(iii) by reason of
               material prejudice to its legal or commercial position.

         (b)   Payee Tax Representations.

               (i) Trust Representation. For the purpose of Section 3(f) of this Agreement, the Trust makes the following representations:

               It is a statutory trust organized or formed under the laws of the State of Delaware.

               It is (A) a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or (B) wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.

               (ii) Counterparty Representation. For the purpose of Section 3(f), the Counterparty makes the following representations:

               It is a corporation organized under the laws of the State of Delaware.

Part 3.  Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

         (a)   Tax forms, documents or certificates to be delivered are:

Party required to deliver          Form/Document/Certificate                     Date by which to be delivered
document
Counterparty and Trust             Any document required or reasonably           Promptly upon the earlier of
                                   requested to allow the other party to (i)
                                   reasonable demand by the other make
                                   payments under this Agreement party and
                                   (ii) learning that the without any
                                   deduction or withholding form or document
                                   is required. for or on account of any Tax
                                   or with such deduction or withholding at
                                   a reduced rate.

         (b)   Other documents to be delivered are:

Party required to deliver     Form/Document/Certificate         Date by which to be   Covered by Section 3(d)
document                                                        delivered             Representation



Counterparty and Trust       Certificate or other documents     At or promptly                 Yes
                             evidencing the authority of the    following the
                             party to enter into this           execution of this
                             Agreement and the persons acting   Agreement, and, if a
                             on behalf of such party.           Confirmation so
                                                                requires it, on or
                                                                before the date set
                                                                forth therein.

Counterparty and Trust       A legal opinion, in the form       At or promptly                 No
                             reasonably acceptable to the       following the
                             other party.                       execution of this
                                                                Agreement.

Trust                        The Trust Sale and Servicing       At or promptly                 Yes
                             Agreement and all other            following the
                             documents to be executed by the    execution of this
                             Trust as contemplated thereby.     Agreement.

Part 4.  Miscellaneous

         (a)      Addresses for Notices.  For purpose of Section 12(a):


                  (i)      Address for notices or communications to the Trust:

                           Address:         Deutsche Bank Trust Company Americas
                                            60 Wall Street
                                            New York, NY 10005
                           Attention:       Corporate Trust & Agency Services -
                                                  Structured Finance Services

                           with a copy to:

                           Address:         Deutsche Bank Trust Company Americas
                                            280 Park Avenue, 9/th/ Floor
                                            New York, NY 10017
                           Attention:       Corporate Trust & Agency Services -
                                                  Structured Finance Services
                           Facsimile No.:   (212) 454-2331/2332
                           Telephone No.:   (212) 454-4330
                   with a copy to:

                   Address:        GMAC
                                   200 Renaissance Center
                                   12/th/ Floor
                                   Detroit, Michigan  48265
                   Attention:      Director - Securitization and Cash Management
                   Facsimile No.:  (313) 665-6351
                   Telephone No.:  (313) 665-6274

            (ii)   Address for notices or communications to the Counterparty:

                   Address:        Morgan Stanley Capital Services Inc.
                                   1585 Broadway
                                   New York, New York 10036-8239
                   Attention:      Chief Legal Officer
                   Facsimile:      (212) 507-4622

                   with a copy to:

                   Address:        Morgan Stanley Capital Services Inc.
                                   1585 Broadway - 3/rd/ Floor
                                   New York, New York 10036-8293
                   Attention:      Transaction Management Group
                   Facsimile No.:  (212) 761-0162
                   Telephone No.:  (212) 761-2533

        (b) Notices.

            (i) Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent.";

            (ii) Section 12(a)(iv) of this Agreement shall be deleted in its entirety and replaced with the following:

                   "(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, provided, however, it is understood that, if feasible, a party shall first attempt to send notice by overnight couriers, telex or facsimile before attempting to send notice by certified or registered mail; or,"

         (c)  Process Agent. For the purpose of Section 13(c) of this Agreement:

              The Counterparty appoints as its Process Agent:  Not Applicable.

              The Trust appoints as its Process Agent:  Not Applicable.

         (d)  Multibranch Party.  For the purpose of Section 10:

              The Counterparty is not a Multibranch Party.

              The Trust is not a Multibranch Party.

         (e) "Calculation Agent" means, unless otherwise designated by a Confirmation for a particular Swap Transaction, GMAC. All calculations by the Calculation Agent shall be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. All such calculations shall be final and binding upon the Counterparty and the Trust absent manifest error. Upon the request of the Counterparty, the Trust shall provide the Counterparty with such information as is reasonably necessary to enable the Counterparty to confirm the accuracy of such calculations.

         (f) "Affiliate" will have the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

         (g)  Credit Support Provider.  Details of any Credit Support Provider:

              The Counterparty:  Not applicable.

              The Trust: Not applicable.

         (h)  Credit Support Document.  Details of any Credit Support Document

              The Counterparty: Not applicable.

              The Trust:  Not applicable.

         (i) GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND EACH CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

         (j) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement.

         (k) Netting of Payments. Section 2(c)(ii) will apply to any amounts payable with respect to Swap Transactions from the date of this Agreement.

Part 5.  Other Provisions

         (a) ISDA Definitions: Except as otherwise defined in this Schedule or a Confirmation, this Agreement and each Swap Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendments to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in, and shall be deemed a part of, this Agreement and each Confirmation, as if set forth in full in this Agreement or that Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Swap Transaction.

         (b) Other Swaps. The Trust agrees that it has not and will not enter into any other swap transactions after the date hereof which provide for payments upon termination that are senior to or pari passu with any payment due under any Confirmation.

         (c) Litigation Representation. Each instance of the words "or any of its Affiliates" shall be deleted from Section 3(c).

         (d) Gross-Up; Liability. The Counterparty agrees that the Trust will not in any circumstance be required to pay additional amounts in respect of any Indemnifiable Tax pursuant to Section 2(d)(i)(4) of this Agreement.

         (e) Transfer. Section 7 is hereby amended by adding the following provision: "provided however, that, the Counterparty may make such a transfer to another of its affiliates, offices, or branches, on ten Business Days' prior written notice to the Trust, provided that:

              (i) the Counterparty delivers an opinion of independent counsel of recognized standing, in form and substance reasonably satisfactory to the Indenture Trustee and the Servicer, confirming that as of the date of such transfer the transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement; and

              (ii) such transfer will not cause the occurrence of an Event of Default or a Termination Event under this Agreement.

              Notwithstanding the foregoing, prior written notice of transfer shall not be required with respect to a transfer under Section 6(b)
         (ii).

         (f) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

               (g) Eligible Contract Participant. It is an "eligible contract participant" as that term is defined in Section 1a(12) of the Commodity Exchange Act, as amended by the Commodity Futures Modernization Act of 2000, and it has entered into this Agreement and it is entering into the Transaction in connection with its line of business (including financial intermediation services) or the financing of its business; and the material terms of this Agreement and the Transaction have been individually tailored and negotiated.

     (g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following:

               ; provided, however, that no such amendments, modifications or waivers shall be effective until such time as the Trust has obtained the written affirmation of each of Moody's and S&P, who are then rating any securities issued by the Trust that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Class A Notes.

     (h) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

     (i) Capitalized Terms. Each capitalized term used in this Agreement and not defined in this Agreement, the Confirmation or the Definitions shall have the meaning given such term in Appendix A to the Trust Sale and Servicing Agreement, dated as of January 15, 2003, among GMAC, as Servicer, Capital Auto Receivables, Inc., as Seller, and Capital Auto Receivables Asset Trust 2003-1 as Issuer (as amended, modified or supplemented from time to time in accordance with its terms). To the extent that a capitalized term in this Agreement is defined by reference to a related definition contained in the Trust Sale and Servicing Agreement, the Indenture, the Pooling and Servicing Agreement, the Swap Counterparty Rights Agreement, the Administration Agreement, the Trust Agreement and the Custodian Agreement (the "Trust Documents"), for purposes of this Agreement only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

     (j) No Set-Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaims.

     (k) Liability to Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

     (l) Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in the Agreement shall not in any way be affected or impaired. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable, the parties will negotiate in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions which will, as nearly as possible, give the originally intended legal and economic effect of the invalid, illegal or unenforceable provisions.

                                     * * * *

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                     CAPITAL AUTO RECEIVABLES ASSET
                                     TRUST 2003-1

                                     By:  DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                          not in its individual capacity but
                                          solely as Owner Trustee on behalf of
                                          the Trust,


                                     By:  ________________________________
                                     Name:
                                     Title:

                                     MORGAN STANLEY CAPITAL SERVICES INC.


                                     By:  _______________________________
                                     Name:
                                     Title:

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the
                                MASTER AGREEMENT
                   ..........................................

                          dated as of JANUARY 15, 2003

                                     between

MORGAN STANLEY CAPITAL                     CAPITAL AUTO RECEIVABLES ASSET
SERVICES INC.                              TRUST 2003-1

...................................... and ......................................
          ("Party A")                                ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

    Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)  the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)  Substitutions.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care Of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)  Eligibility to Hold Posted Collateral; Custodians.

     (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  Distributions and Interest Amount.

     (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(l) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

           (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

           (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions as Used in this Annex:

As used in this Annex:-

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x) the amount of that Cash on that day; multiplied by

     (y) the Interest Rate in effect for that day; divided by

     (z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day," unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i)   Eligible Collateral or Posted Collateral that is:

            (A) Cash, the amount thereof, and

            (B) A security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations." The term "Obligations" as used in this Annex does not include any additional obligations.

(b)  Credit Support Obligations

     (i) (A) "Delivery Amount" and "Return Amount" each has the meaning specified in Paragraph 3.

          (B) "Credit Support Amount" means for any Valuation Date the amount by which the (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, exceeds (iii) the Pledgor's Threshold, if any; provided, however, that (x) in the case where the sum of the Independent Amounts applicable to the Pledgor exceeds zero, the Credit Support Amount will not be less than the sum of all Independent Amounts applicable to the Pledgor and (y) in all other cases, the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields an amount less than zero

               ; provided further that the Credit Support Amount under this Annex shall be zero if and so long as the Joint Rating (as defined below) of Party A or Party A's Credit Support Provider (as applicable) and the Offsetting Counterparty (as defined below) is at least "AA-" by S&P or "Aa3" by Moody's.

     (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A, each with a Valuation Percentage equal to the corresponding number in the table below:

                                                                                         Valuation
                                 Eligible Collateral                        Party A      Percentage
               --------------------------------------------------------------------------------------
          (A)   Cash                                                          [X]           100%

          (B)   Commercial paper with a rating of at least A-1 by S&P         [X]           100%
                and having a remaining maturity of not more than 30 days

          (C)   Agency Notes having a remaining maturity of:

                Not more than 30 days                                         [X]           100%

                More than 30 days                                             [X]            77%

          (D)   Municipal securities with a rating of at least AAA of a       [X]            50%
                remaining maturity of not more than

                 5 years.


     (iii) Other Eligible Support. No other items will qualify as "Other Eligible Support."

     (iv)   Thresholds

            (A) "Independent Amount" means, with respect to Party A, an amount equal to the Notional Amount multiplied by the percentage set forth opposite Joint Rating on Schedule I hereof and corresponding to the remaining maturity of the Transaction.

                 "Independent Amount" means, with respect to Party B: zero.

            (B) "Threshold" means, with respect to Party A, the amount set forth below opposite the Joint Rating. If there is no Joint Rating, the Threshold Amount for Party A shall be zero.

                                                           THRESHOLD
                        JOINT RATING                     Counterparty
                        ------------                     ------------

            Equal to or Above AA- and Aa3                   Infinity

            Below AA- or Aa2                                  US$0

                 "Threshold" means, with respect to Party B: Not Applicable.

            (C)  "Minimum Transfer Amount" means, with respect to Party A:
                 $100,000.

                 "Minimum Transfer Amount" means, with respect to Party B:
                 $100,000.

            (D) Rounding. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of $1,000.

(c) Valuation and Timing; Dispute Notification and Timing; Average Amount and Timing

     (i)    "Valuation Agent" means Party A.

     (ii) "Valuation Date" means the last Local Business Day of each week on which the Federal Reserve Wire System, the New York Stock Exchange and any relevant clearing agencies are open to transact business.

     (iii) "Valuation Time" means the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d)  Substitution

     (i)    "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(e)  Dispute Resolution

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Valuation Agent shall calculate the Value of Posted Credit Support by reference to third party sources it deems reasonable (e.g., a Reuters Screen) or if such method is not practicable, in accordance with standard market practice.

     (iii)  Alternative. The provisions of Paragraph 5 will apply:

(f)  Holding and Using Posted Collateral

     (i)    Eligibility to Hold Posted Collateral; Custodians.

            Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

            (1)  Party B is not a Defaulting Party.

            (2)  Posted Collateral may be held only in the United States.

            (3)  Initially, the Custodian for Party B is: None.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(g)  Distributions and Interest Amount

     (i) "Interest Rate" means USD Federal Funds H-15. The Interest Rate is calculated on an actual/360 basis and is not subject to compounding.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

     (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(h) Additional Representation(s). Party B represents that it is not a U.S. bank or thrift institution subject to the Federal Deposit Insurance Act as amended (including amendments effected by the Financial Institutions Reform, Recovery, and Enforcement Act of 1989).

(i)  Other Eligible Support and Other Posted Support

     "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support mean: Not applicable.

(j) Demands and Notices. All demands, specifications and notices to under this Annex will be made to:

            Morgan Stanley Capital Services Inc.
            1585 Broadway
            3/rd/ Fl. -FID Controllers
            New York, NY 10036
            Attn: FID Collateral Manager

            Telephone No.: (212) 761-2628
            Facsimile No.: (212) 761-0580

     and all demands, specifications and notices to Party B under this Annex will be as provided in the Notices Section; provided, that any demand, specification or notice to either party may be made by telephone ("Telephone Notice") between duly authorized employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

(k)  Addresses for Transfers

            Party A:

            Cash:   Citibank, New York
                    ABA No.: 021 000 089
                    Account No.: 4072-4601
                    BIC: CITIUS33

                    Treasury Securities and Agency Notes;
                    The Bank of New York
                    ABA No.: 021000018

            Party B:

                    Bank One, National Association
                    ABA#: 071000013
                    A/C#: 10-43256 further credit to CARAT 2003-1
                          Collection Account No. 2600104000
                    Attn: Keith Richardson

(l)  Other Provisions

     (i) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A (or its Custodian) or Party B (or its Custodian), any right, remedy, power or privilege permitted with respect to transfer timing (or any other deadline) pursuant to Paragraph 4(b), as replaced by Paragraph 13(m)(i) (or any other applicable provision), regardless of the frequency or constancy of such failure or delay, shall operate in any way as a waiver thereof by such party.

     (ii) Paragraph 7(i) of the Annex is amended by deleting the word "two" where it appears in the final line thereof and inserting in lieu thereof the word "three."

(m) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12,
     (a) the term "Secured Party" as used in this Annex shall mean only Party B,
     (b) the term "Pledgor" as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(n)  Additional Definitions

     "Agency Notes" means U.S. Dollar-denominated fixed rate, non-amortizing, non-mortgage-backed, bullet senior debt securities of fixed maturity, rated AAA by S&P and issued directly by any of the Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

     "Joint Rating" means the Joint Probability Rating as such term is defined in the Confirmation of Primary Swap Relating to the Capital Auto Receivables Asset Trust 2003-1 Class A-1b Notes with a Reference Number ARKRU.

     "Offsetting Counterparty" means (i) General Motors Acceptance Corporation or any successor thereto ("GMAC") under the back-to-back swap transaction with a trade date of January 7, 2003, as evidenced by the back-to-back confirmations, each dated January 15, 2003 and entered into between (x) Party A and (y) GMAC or any successor thereto or any party intermediating between Party A and GMAC.

     "Moody's" means Moody's Investors Service, Inc.

     "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

     "Treasury Securities" means negotiable debt obligations directly issued by the U.S. Treasury Department.

(o) Expenses Related to the Posting of Eligible Collateral. Party A shall be liable for the reasonable costs and expenses incurred as a result of the delivery of Eligible Credit Support pursuant to this Annex.

          IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

                                     MORGAN STANLEY CAPITAL SERVICES INC.


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1


                                     By: Deutsche Bank Trust Company Delaware,
                                         not in its individual capacity
                                         but solely as Owner Trustee



                                     By: _______________________________________
                                         Name:
                                         Title:

                                   SCHEDULE I

Joint Probability Rating    Independent Amount for     Independent Amount for
------------------------   Maturities Up to 5 Years   Maturities Up to 10 Years
                            (% of Notional Amount)      (% of Notional Amount)
                            ----------------------      ----------------------

  AA- and Aa3 or above          Not Applicable              Not Applicable

       A+ or A1                       0.6                         1.05

       A or A2                        0.9                          1.1

       A- or A3                       1.2                         2.25